Components of Property and Equipment (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Land	$ 8,163	$ 5,683
Buildings and improvements	93,943	68,465
Leasehold improvements	9,594	8,537
Computer equipment and software	93,780	74,961
Furniture and equipment	6,532	6,246
Total, at cost	212,012	163,892
Accumulated depreciation	(76,421)	(68,251)
Property and equipment, net	$ 135,591	$ 95,641